Rule 497(e)

Registration Nos. 333-125751 and 811-21774

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FIRST TRUST EXCHANGE-TRADED FUND
(the “Trust”)

FIRST TRUST LUNT U.S. FACTOR ROTATION ETF
(the “Fund”)

SUPPLEMENT TO THE PROSPECTUS

DATED OCTOBER 13, 2020

On October 9, 2020, Nasdaq, Inc., the Funds’ index calculator, announced that the Fund’s index, the Lunt Capital Large Cap Factor Rotation Index (the “Index”), will undergo reranking component and Index share changes that will become effective prior to market open on October 14, 2020. The Fund intends to make corresponding changes to its portfolio in the ordinary course of business in line with the timing of the Index changes.

PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND PROSPECTUS FOR FUTURE REFERENCE